EXTENSION OPTION AGREEMENT

This Extension Option Agreement (this "Agreement") is made and entered into as of May 11, 1998, by and among SERAGEN, INC., a Delaware Corporation ("Seragen"), LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation ("Ligand"),

MARATHON BIOPHARMACEUTICALS, LLC, a Massachusetts limited liability company (the "Company"),

520 COMMONWEALTH AVENUE REAL ESTATE CORP., a Massachusetts corporation ("520 Commonwealth"), and

660 CORPORATION, a Massachusetts corporation ("660 Corporation," and together with 520 Commonwealth and the Company, "Sellers").

                                  RECITALS

          WHEREAS, concurrently with the execution of this Agreement, Sellers and Ligand have entered into that certain Option and Asset Purchase Agreement (the "Asset Agreement"), which agreement expires on January 31, 1999, whereby, among other things, Ligand will purchase substantially all of the assets of the Company (the "Asset Purchase");

          WHEREAS, the Company is a party to that certain Service Agreement, dated as of February 14, 1997 (the "Service Agreement"), by and between Seragen and Boston University, of which the Company is an assignee, which agreement expires on January 31, 1999;

          WHEREAS, concurrently with the execution of this Agreement, Ligand, Seragen and Knight Acquisition Corporation, a Delaware corporation, are entering into an Agreement and Plan of Reorganization (the "Merger Agreement") and other transactions contemplated therein, whereby, among other things, Seragen will become a wholly owned subsidiary of Ligand (the "Merger");

          WHEREAS, the Merger may not close before January 31, 1999;

          WHEREAS, the closing of the Merger is a condition to the closing of the Asset Purchase;

          WHEREAS, as a condition to Ligand's execution of the Asset Agreement and the Merger Agreement and consummation of the transactions contemplated therein, Sellers have agreed to grant to Ligand an irrevocable option pursuant to the terms and conditions of this Agreement; and

          WHEREAS, as a condition to Seragen's execution of the Merger Agreement and consummation of the transactions contemplated therein, Sellers have agreed to grant to Seragen an irrevocable option pursuant to the terms and conditions of this Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

     Section 1. Option Grant. The Sellers hereby grant each of Ligand and Seragen an irrevocable option (the "Option") to extend the terms of both the Asset Agreement and the Service Agreement (collectively, the "Agreement Term") for one or more additional sixty-day periods (each, an "Extension Term") upon the terms and conditions set forth in this Agreement.

     Section 2. Option Exercise. Ligand shall have the right upon written notice to the Company and Seragen to exercise the Option on or before the thirtieth day prior to the expiration of the Agreement Term or the then-effective Extension Term, as the case may be (each, a "Ligand Expiration Date"); provided, however, that in the event Ligand fails at any time to exercise the Option prior to a Ligand Expiration Date, the Option shall immediately terminate with respect to Ligand. If, and only if, Ligand fails to exercise the Option prior to a Ligand Expiration Date, Seragen shall have the right upon written notice to the Company and Ligand to exercise the Option
(a) with respect to the Agreement Term, during the period from the Ligand Expiration Date for such term to the end of the Agreement Term, and (b) with respect to each Extension Term, (i) if Ligand has exercised the Option for such Extension Term, during the period from the Ligand Expiration Date for such Extension Term to the end of such Extension Term, or (ii) if Seragen has exercised the Option for such Extension Term, at any time on or before the tenth day prior to the expiration of such Extension Term. Seragen may not exercise the Option without the prior written consent of the Sellers, which consent may be granted or withheld in the sole discretion of the Sellers. If neither Ligand nor Seragen has exercised the Option prior to the end of the Agreement Term or any Extension Term, the Option shall immediately terminate at the end of such term.

     Section 3.  Covenants of the Company, Ligand and Seragen.

     (a) With respect to any exercise of the Option by Ligand for an Extension Term, Ligand shall be responsible for any and all Operating Losses incurred by the Company, and shall benefit from any Cash Revenue generated by the Company, during such Extension Term.

     (b) With respect to any exercise of the Option by Seragen for an Extension Term, Seragen shall be responsible for any and all Operating Losses incurred by the Company, and shall benefit from any Cash Revenue generated by the Company, during such Extension Term.

     (c) For purposes of Sections 3(a) and (b), Operating Losses shall mean, with respect to each Extension Term, the difference between
          (i) all cash actually expended by the Company during such period (whether the same would be capitalized or expensed in accordance with U.S. GAAP), in such period ("Cash Expended"), less (ii) all

                                       2.

          cash revenues actually received by the Company during such period ("Cash Revenue"); provided, however, that Cash Expended shall include only such expenditures (including capital expenditures) as are reasonably necessary to conduct the business of the Company and are consistent with past practice; and provided further that the Company shall not make any capital expenditures in an Extension Term, in excess of $30,000 in the aggregate, without the prior written consent of the party responsible for such expenditures in such Extension Term; and provided further that Cash Revenue in each Extension Term (i) shall include any cash revenue that would have been received in such Extension Term consistent with past practice, but was not received in such Extension Term, and (ii) shall exclude any cash revenue that was received in such Extension Term, but would not have been received in such Extension Term consistent with past practice.

     (d) The obligations of Seragen and Ligand in Sections 3(a) through 3(c) accrued through the termination or earlier expiration of this Agreement shall survive such termination or expiration.

     (e) The Company and Seragen each shall perform their respective obligations under the Service Agreement, consistent with past practice, during any Extension Term.

     Section 4. Representations and Warranties of Sellers. Each of the Sellers represents and warrants to each of Seragen and Ligand, as of the date hereof, as follows:

     (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company currently conducts its business exclusively within the Commonwealth of Massachusetts. The Company has the corporate power and authority to own and hold its assets and properties and to carry on its business as currently conducted. Kenneth G. Condon is the Manager of the Company. The Company has the following named officers, each duly elected and qualified by the Manager of the Company as of the date hereof:
          Elizabeth Chen, President, and Kenneth G. Condon, Treasurer. The Company has delivered to each of Seragen and Ligand correct and complete copies of the Company's Certificate of Organization and Operating Agreement, each as amended to date. The Members of the Company are 520 Commonwealth Avenue Real Estate Corp., a Massachusetts corporation, and 660 Corporation, a Massachusetts corporation (collectively, the "Members").

     (b) The Company has the limited liability company power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Company's Manager and the Company's Members. This Agreement has been duly executed and delivered by, and constitutes the legal, valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of
                                       3.

          the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

     (c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of this Agreement will not, except as set forth in the Disclosure Schedule to the Asset Agreement, (i) conflict with or result in any breach of any trust agreement, certificate of organization or operating agreement of the Company, (ii) except for approval of the transactions contemplated hereby by the Office of the Attorney General of the Commonwealth of Massachusetts, Public Charities Division, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or any third party, or (iii) result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit (other than permits set forth in the Disclosure Schedule to the Asset Agreement which are not transferable), license or order or any of the terms, conditions or provisions of any mortgage, indenture or note or any material license, agreement or other instrument or obligation to which the Company is a party or by which the Company or its assets and properties are bound.

     (d) Each Member has all necessary corporate power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of such Member is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Each Member is a corporation duly authorized to conduct business and is in good standing under the laws of the Commonwealth of Massachusetts.

      Section 5. Representations and Warranties of Ligand. Ligand represents and warrants to Sellers, as of the date hereof, as follows:

     (a) Ligand is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Ligand is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure to so qualify would not have a material adverse effect upon Ligand. Ligand has full power and authority, and holds all permits and authorizations necessary, to carry on the business in which it is engaged and to own and use the properties owned and used by it except where the failure to have such power and authority or to hold such license, permit or authorization would not have a material adverse effect on Ligand.

     (b) Ligand has all necessary corporate power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of

                                       4.

          Ligand are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Ligand and constitutes the legal, valid and binding obligation of Ligand enforceable against Ligand in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

     Section 6. Representations and Warranties of Seragen. Seragen represents and warrants to Sellers, as of the date hereof, as follows:

     (a) Seragen is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Seragen is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure to so qualify would not have a material adverse effect on Seragen. Seragen has full power and authority, and holds all permits and authorizations necessary, to carry on the business in which it is engaged and to own and use the properties owned and used by it except where the failure to have such power and authority or to hold such license, permit or authorization would not have a material adverse effect on Seragen.

     (b) Seragen has all necessary corporate power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of Seragen are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seragen and constitutes the legal, valid and binding obligation of Seragen enforceable against Seragen in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws now or hereafter in effect, as well as limitations imposed by general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions and the availability of injunctive relief or other equitable remedies.

     Section 7. Termination. This Agreement shall remain in effect until the termination of the Option with respect to both Ligand and Seragen pursuant to Section 2 hereof, unless (a) the Merger Agreement or the Asset Agreement is earlier terminated or (b) this Agreement is earlier terminated by written consent of each of the parties hereto.

     Section 8. Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of

                                       5.

this Agreement; (e) the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or"; and (f) the term "including" means "including without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

     Section 9. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

          IF TO THE COMPANY, TO:

          Marathon Biopharmaceuticals, LLC
          97 South Street
          Hopkinton, MA  01748
          Facsimile No.:  (508) 497-0777
          Attention:  President

          WITH COPIES TO:
          Mintz Levin Cohn Ferris Glovsky
            and Popeo PC
          One Financial Center
          Boston, MA  02111
          Facsimile No.:  (617) 542-2241
          Attention:  Thomas J. Kelly, Esq.

          Dionne & Gass
          73 Tremont Street
          Boston, MA  02108
          Facsimile No.:  (617) 723-4151
          Attention:  Richard Dionne, Esq.

          520 Commonwealth Avenue Real Estate Corp.
          (See below)

          IF TO THE MEMBERS, TO:

          520 Commonwealth Avenue Real Estate Corp.
          881 Commonwealth Avenue
          Boston, MA  02215
          Facsimile No.:  (617) 353-5492
          Attention:  Kenneth G. Condon, President

                                       6.

          IF TO LIGAND, TO:
          Ligand Pharmaceuticals Incorporated
          10275 Science Center Drive
          San Diego, CA  92121
          Facsimile No.:  (619) 550-7506
          Attention:  William L. Respess, Esq.

          WITH COPIES TO:
          Brobeck, Phleger & Harrison LLP
          550 West "C" Street, Suite 1300
          San Diego, CA  92101
          Facsimile No.:  (619) 234-1966
          Attn:  Faye H. Russell, Esq.

          IF TO SERAGEN, TO:
          Seragen, Inc.
          97 South Street
          Hopkinton, MA 01748
          Facsimile No.:  (508) 435-2331
          Attention:  Reed R. Prior.

          WITH COPIES TO:
          Covington & Burling
          1201 Pennsylvania Avenue, N.W.
          Washington, D.C. 20004
          Facsimile No.:  (202) 662-6291
          Attn:  Edward Britton, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     Section 10. Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any

                                       7.

one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

     Section 11. Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     Section 12. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

     Section 13. Assignment. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void.

     Section 14. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     Section 15. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

     Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

     Section 17. Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the Commonwealth of Massachusetts. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the Commonwealth of Massachusetts shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section by registered or certified mail, return receipt requested, postage prepaid, to

                                       8.

its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

     Section 18.  Counterparts.   This Agreement may be executed in any number
of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



[SIGNATURE PAGES TO FOLLOW]

                                       9.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.


SERAGEN, INC.,
a Delaware corporation

By:    /s/ Reed R. Prior
       ---------------------
Name:      Reed R. Prior
Title:     Chief Executive Officer


LIGAND PHARMACEUTICALS INCORPORATED,

a Delaware corporation

By:    /s/ David E. Robinson
       ---------------------
Name:      David E. Robinson
Title:     President and CEO


MARATHON BIOPHARMACEUTICALS, LLC,

a Massachusetts limited liability company

By:  /s/ Kenneth G. Condon
     ---------------------
Name:    Kenneth G. Condon


520 COMMONWEALTH AVENUE REAL ESTATE CORP., a Massachusetts corporation

By:  /s/ Kenneth G. Condon
     ---------------------
Name:    Kenneth G. Condon


[SIGNATURE PAGE 1 OF 2 TO EXTENSION OPTION AGREEMENT]

                                       10.

660 CORPORATION, a Massachusetts corporation

By:  /s/ Kenneth G. Condon
     ---------------------
Name:    Kenneth G. Condon




[SIGNATURE PAGE 2 OF 2 TO EXTENSION OPTION AGREEMENT]


                                       11.
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